UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2015

PERRIGO COMPANY PLC

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

+353 1 7094000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K filed by Perrigo Company plc (the “Company”) on March 30, 2015 to include Item 9.01(a) (Financial Statements of Businesses Acquired) and Item 9.01(b) (Pro Forma Financial Information) in connection with the acquisition of 685,348,257 shares of Omega Pharma Invest NV (“Omega”).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated balance sheet of Omega as of December 31, 2013 and the related audited consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for the year ended December 31, 2013, together with the notes thereto and the independent accountant’s report thereon, have been previously filed by the Company as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 20, 2014 with an acceptance time of 6:33 a.m. and, pursuant to General Instruction B.3 of Form 8-K, are not included in this Current Report.

The unaudited condensed consolidated balance sheet of Omega as of September 30, 2014 and the related unaudited condensed consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the nine-month period ended September 30, 2014, together with the notes thereon, have been previously filed by the Company as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on November 20, 2014 with an acceptance time of 6:33 a.m. and, pursuant to General Instruction B.3 to Form 8-K, are not included in this Current Report.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company as of December 27, 2014 and the unaudited pro forma condensed combined statements of income for the six months ended December 27, 2014 and the fiscal year ended June 28, 2014 that give effect to the acquisition of Omega are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(d)	List of Exhibits

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined balance sheet of the Company as of December 27, 2014 and the unaudited pro forma condensed combined statements of income for the six months ended December 27, 2014 and the fiscal year ended June 28, 2014 that give effect to the acquisition of Omega.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY PLC
(Registrant)

	By:	/s/ Judy L. Brown
Dated: June 15, 2015		Judy L. Brown
Executive Vice President and Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

99.1	Unaudited pro forma condensed combined balance sheet of the Company as of December 27, 2014 and the unaudited pro forma condensed combined statements of income for the six months ended December 27, 2014 and the fiscal year ended June 28, 2014 that give effect to the acquisition of Omega.